Exhibit 10.1

FIFTH AMENDMENT TO LEASE

This Fifth Amendment to Lease (the “Fifth Amendment”) is made as of December 6, 2018 (“Execution Date”), by and between KING 101 HARTWELL LLC, a Massachusetts limited liability company, with an address c/o King Street Properties, 800 Boylston Street, Boston, MA 02199 (“Landlord”), and T2 BIOSYSTEMS, INC., a Delaware corporation, with an address of 101 Hartwell Avenue, Lexington, MA 02421 (“Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant entered into that certain Lease dated August 6, 2010, as amended by a First Amendment to Lease dated as of November, 2011, a Second Amendment to Lease dated as of July 11, 2014, a Letter Agreement dated March 30, 2015, a Third Amendment to Lease dated May 11, 2015 and a Fourth Amendment to Lease dated as of March 2, 2017 (“Fourth Amendment”) (collectively, the “Lease”), pursuant to which Landlord is leasing to Tenant approximately 33,635 rentable square feet (as more particularly described in the Lease, the “Premises”) of the building located at 101 Hartwell Avenue, Lexington, MA (the “Building”);

WHEREAS, the parties desire to revise certain terms of the Fourth Amendment in the manner as hereinafter set forth; and

NOW, THEREFORE, in consideration of the covenants herein reserved and contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.    Recitals; Capitalized Terms. The foregoing recitals are hereby incorporated by reference. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them as set forth in the Lease.

2.    Landlord’s Contribution. Section 4(c)(ii) of the Fourth Amendment is hereby deleted and the following is substituted in its place:

“(ii) Notwithstanding anything to the contrary herein contained, Landlord shall have no obligation to pay Landlord’s Contribution in respect of any Requisition submitted prior to January 1, 2018 or after March 31, 2019 (“Outside Draw Date”); provided, however, that the Outside Draw Date may be extended upon mutual agreement of both Landlord and Tenant.”

3.    Ratification. Except as amended hereby, the terms and conditions of the Lease shall remain unaffected. From and after the date hereof, all references to the “Lease” shall mean the Lease as amended hereby. Additionally, Landlord and Tenant each confirms and ratifies that, as of the date hereof and to its actual knowledge, (a) the Lease is and remains in good standing and in full force and effect, and (b) neither party has any claims, counterclaims, set-offs or defenses against the other party arising out of the Lease or the Premises or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.

4.    Miscellaneous. Tenant and Landlord each warrants and represents that it has dealt with no broker in connection with the consummation of this Fifth Amendment. Tenant and

Landlord each agrees to defend, indemnify and save the other harmless from and against any Claims arising in breach of its representation and warranty set forth in the immediately preceding sentence. This Fifth Amendment is binding upon and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns. This Fifth Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions, and may not be amended, waived, discharged or terminated except by a written instrument signed by all the parties hereto.

[signatures on following page]

[SIGNATURE PAGE TO FIFTH AMENDMENT TO LEASE

BY AND BETWEEN KING 101 HARTWELL LLC AND T2 BIOSYSTEMS, INC.]

EXECUTED under seal as of the date first set forth above.

LANDLORD:

KING 101 HARTWELL LLC, a Massachusetts limited liability company

By:	King Berra LLC, its manager

	By:	King Street Properties Investments LLC,
its manager

		By:	/s/ Stephan D. Lynch
		Name:	Stephan D. Lynch
		Title:	Manager

TENANT:

T2 BIOSYSTEMS, INC., a Delaware corporation

By:	/s/ John McDonough
Name:	John McDonough
Title:	CEO